SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): September 19, 2002

                              NMXS.com, INC.
            (Exact Name of Registrant as Specified in Charter)

DELAWARE                           333-30176           91-1287406
(State or Other Jurisdiction       (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)

5041 INDIAN SCHOOL ROAD NE, SUITE 200, ALBUQUERQUE, NM      87110
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (505) 255-1999

ITEM 5.  OTHER EVENTS

     On September 19, 2002, the board of directors adopted new bylaws.

ITEM 7.  EXHIBITS

     (c) The following exhibit is furnished with this report in accordance with the provisions of Item 601 of Regulation S-B:

     Exhibit No.    Description of Exhibit                  Location

     3.2       Bylaws effective September 19, 2002          Attached

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NMXS.com, Inc.


Date: September 20, 2002           By /s/ Richard F. Govatski
                                      Richard Govatski, President